UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

Institutional Shares - PDAIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Shares of the PineBridge Dynamic Asset Allocation Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.pinebridge.com/en-us/intermediary/funds/pinebridge-dynamic-assetallocation-fund/institutional. You can also request this information by contacting us at 877-225-4164.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PineBridge Dynamic Asset Allocation Fund, Institutional Shares	$81	0.75%

How did the Fund perform in the last year?

As of October 2024, on a rolling 1 year basis, the Fund had a gross return of 15.82%, outperforming the return objective of the Consumer Price Index +5% (CPI+5%). We note that the Fund seeks a total return of CPI+5% over rolling five-year periods while dynamically managing risk to the 60% MSCI ACWI/40% Bloomberg Barclays Global Treasury risk budget over full market cycles. We aim to offer our investors a diversifying return stream that offers growth-like returns, but with lower volatility, helping to balance return and risk in their portfolio.

At the start of the period, we maintained a defensive risk posture, anticipating that central banks would keep policy rates elevated longer than expected to curb growth and combat inflation. We expected liquidity pressures to reveal additional vulnerabilities within the financial and economic landscape, increasing the probability of recession in developed economies facing persistent inflation. As we moved into late 2023, we adopted a more constructive stance on risk, supported by resilient corporate earnings, steady growth, and a gradual easing of inflationary pressures. In our view, the resilience of the U.S. economy and supply-driven disinflation significantly increased the likelihood of a soft landing, fostering a more favorable environment for risk-taking. We remained positioned with more risk than our risk budget for much of 2024 as soft landings generally favor equity over duration.

Investments in resilient segments of the market—such as productivity-enhancing software companies and high-quality U.S. equities—were key contributors to positive performance, benefiting from structural growth drivers and the adoption of generative AI. In contrast, other areas of the market, especially those with less defensive characteristics, experienced heightened volatility amid uncertainties around central bank policies, recession risks, and geopolitical factors. An allocation to gold, which we added at the very beginning of the period, was also a top contributor to performance as gold markets kept pace with a surging equity market. Geopolitical tensions, a declining real rate environment and China’s efforts to de-dollarize the Global South by shifting out of US treasuries and into gold have been supportive to gold prices.

Near the end of the first half of 2024, we shifted the portfolio toward a more diversified, style-neutral profile, aiming to balance risk between asset classes positioned to benefit from structural growth themes and those that were deeply discounted and likely to gain from the onset of a global easing cycle. Periods of economic expansion with declining rates and importantly a steepening yield curve tend to benefit asset classes such as US mid-caps, UK mid-caps, and US banks.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	PineBridge Dynamic Asset Allocation Fund, Institutional Shares - $1434729	MSCI ACWI Index (Net) (USD) - $2549660	Bloomberg Global Treasury Index (USD) - $957356	60/40 MSCI ACWI/Bloomberg Barclays Global Treasury - $1756159	U.S. Consumer Price Index Less Food & Energy +5.00% - $1996760
Mar/16	$1000000	$1000000	$1000000	$1000000	$1000000
Oct/16	$1051000	$1092513	$1039138	$1071540	$1047878
Oct/17	$1185455	$1346008	$1032859	$1212545	$1119706
Oct/18	$1142825	$1339040	$1015064	$1202096	$1200735
Oct/19	$1207541	$1507645	$1112479	$1343555	$1289832
Oct/20	$1249371	$1581335	$1173393	$1420281	$1376048
Oct/21	$1548480	$2170815	$1135512	$1699606	$1510503
Oct/22	$1196173	$1737579	$883119	$1347967	$1685286
Oct/23	$1248054	$1920058	$887179	$1435540	$1840584
Oct/24	$1434729	$2549660	$957356	$1756159	$1996760

Since its inception on March 2, 2016. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-225-4164 or visit https://www.pinebridge.com/en-us/intermediary/funds/pinebridge-dynamic-assetallocation-fund/institutional for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
PineBridge Dynamic Asset Allocation Fund, Institutional Shares	14.96%	3.51%	4.25%
MSCI ACWI Index (Net) (USD)	32.79%	11.08%	11.40%
Bloomberg Global Treasury Index (USD)	7.91%	-2.96%	-0.50%
60/40 MSCI ACWI/Bloomberg Barclays Global Treasury	22.33%	5.50%	6.71%
U.S. Consumer Price Index Less Food & Energy +5.00%	8.49%	9.13%	8.30%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$119,677,471	762	$508,916	132%

What did the Fund invest in?

Country/Asset WeightingsFootnote Reference*

Value	Value
Futures Contracts	-0.9%
Forward Contracts	-0.8%
Other Countries	3.7%
Netherlands	0.6%
Macau	0.7%
Indonesia	0.7%
France	0.8%
United Kingdom	1.2%
Taiwan	1.4%
Hong Kong	1.9%
China	3.6%
Exchange Traded Fund	4.5%
India	6.5%
Japan	10.9%
United States	55.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Microsoft	3.3%
JPMorgan Chase	2.9%
NVIDIA	2.7%
iShares Core S&P Mid-Capital ETF	2.5%
U.S. Treasury Bills, 4.67%, 11/19/2024	2.0%
U.S. Treasury Bills, 4.64%, 12/17/2024	2.0%
Invesco DB Precious Metals Fund	2.0%
Bank of America	1.1%
Broadcom	1.0%
Taiwan Semiconductor Manufacturing	1.0%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-225-4164

  https://www.pinebridge.com/en-us/intermediary/funds/pinebridge-dynamic-assetallocation-fund/institutional

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-225-4164 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

PineBridge Dynamic Asset Allocation Fund

The Advisors' Inner Circle Fund III/Institutional Shares - PDAIX

Annual Shareholder Report: October 31, 2024

PBI-AR-TSR-2024-1

The Advisors' Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

Investor Servicing Shares - PDAVX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Investor Servicing Shares of the PineBridge Dynamic Asset Allocation Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.pinebridge.com/en-us/intermediary/funds/pinebridge-dynamic-assetallocation-fund/institutional. You can also request this information by contacting us at 877-225-4164.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PineBridge Dynamic Asset Allocation Fund, Investor Servicing Shares	$97	0.90%

How did the Fund perform in the last year?

As of October 2024, on a rolling 1 year basis, the Fund had a gross return of 15.82%, outperforming the return objective of the Consumer Price Index +5% (CPI+5%). We note that the Fund seeks a total return of CPI+5% over rolling five-year periods while dynamically managing risk to the 60% MSCI ACWI/40% Bloomberg Barclays Global Treasury risk budget over full market cycles. We aim to offer our investors a diversifying return stream that offers growth-like returns, but with lower volatility, helping to balance return and risk in their portfolio.

At the start of the period, we maintained a defensive risk posture, anticipating that central banks would keep policy rates elevated longer than expected to curb growth and combat inflation. We expected liquidity pressures to reveal additional vulnerabilities within the financial and economic landscape, increasing the probability of recession in developed economies facing persistent inflation. As we moved into late 2023, we adopted a more constructive stance on risk, supported by resilient corporate earnings, steady growth, and a gradual easing of inflationary pressures. In our view, the resilience of the U.S. economy and supply-driven disinflation significantly increased the likelihood of a soft landing, fostering a more favorable environment for risk-taking. We remained positioned with more risk than our risk budget for much of 2024 as soft landings generally favor equity over duration.

Investments in resilient segments of the market—such as productivity-enhancing software companies and high-quality U.S. equities—were key contributors to positive performance, benefiting from structural growth drivers and the adoption of generative AI. In contrast, other areas of the market, especially those with less defensive characteristics, experienced heightened volatility amid uncertainties around central bank policies, recession risks, and geopolitical factors. An allocation to gold, which we added at the very beginning of the period, was also a top contributor to performance as gold markets kept pace with a surging equity market. Geopolitical tensions, a declining real rate environment and China’s efforts to de-dollarize the Global South by shifting out of US treasuries and into gold have been supportive to gold prices.

Near the end of the first half of 2024, we shifted the portfolio toward a more diversified, style-neutral profile, aiming to balance risk between asset classes positioned to benefit from structural growth themes and those that were deeply discounted and likely to gain from the onset of a global easing cycle. Periods of economic expansion with declining rates and importantly a steepening yield curve tend to benefit asset classes such as US mid-caps, UK mid-caps, and US banks.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	PineBridge Dynamic Asset Allocation Fund, Investor Servicing Shares - $142343	MSCI ACWI Index (Net) (USD) - $254966	Bloomberg Global Treasury Index (USD) - $95736	60/40 MSCI ACWI/Bloomberg Barclays Global Treasury - $175616	U.S. Consumer Price Index Less Food & Energy +5.00% - $199676
Mar/16	$100000	$100000	$100000	$100000	$100000
Oct/16	$105300	$109251	$103914	$107154	$104788
Oct/17	$118645	$134601	$103286	$121255	$111971
Oct/18	$114120	$133904	$101506	$120210	$120073
Oct/19	$120487	$150764	$111248	$134356	$128983
Oct/20	$124513	$158133	$117339	$142028	$137605
Oct/21	$154215	$217082	$113551	$169961	$151050
Oct/22	$119011	$173758	$88312	$134797	$168529
Oct/23	$123925	$192006	$88718	$143554	$184058
Oct/24	$142343	$254966	$95736	$175616	$199676

Since its inception on March 2, 2016. The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-225-4164 or visit https://www.pinebridge.com/en-us/intermediary/funds/pinebridge-dynamic-assetallocation-fund/institutional for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
PineBridge Dynamic Asset Allocation Fund, Investor Servicing Shares	14.86%	3.39%	4.16%
MSCI ACWI Index (Net) (USD)	32.79%	11.08%	11.40%
Bloomberg Global Treasury Index (USD)	7.91%	-2.96%	-0.50%
60/40 MSCI ACWI/Bloomberg Barclays Global Treasury	22.33%	5.50%	6.71%
U.S. Consumer Price Index Less Food & Energy +5.00%	8.49%	9.13%	8.30%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$119,677,471	762	$508,916	132%

What did the Fund invest in?

Country/Asset WeightingsFootnote Reference*

Value	Value
Futures Contracts	-0.9%
Forward Contracts	-0.8%
Other Countries	3.7%
Netherlands	0.6%
Macau	0.7%
Indonesia	0.7%
France	0.8%
United Kingdom	1.2%
Taiwan	1.4%
Hong Kong	1.9%
China	3.6%
Exchange Traded Fund	4.5%
India	6.5%
Japan	10.9%
United States	55.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Microsoft	3.3%
JPMorgan Chase	2.9%
NVIDIA	2.7%
iShares Core S&P Mid-Capital ETF	2.5%
U.S. Treasury Bills, 4.67%, 11/19/2024	2.0%
U.S. Treasury Bills, 4.64%, 12/17/2024	2.0%
Invesco DB Precious Metals Fund	2.0%
Bank of America	1.1%
Broadcom	1.0%
Taiwan Semiconductor Manufacturing	1.0%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-225-4164

  https://www.pinebridge.com/en-us/intermediary/funds/pinebridge-dynamic-assetallocation-fund/institutional

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-225-4164 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

PineBridge Dynamic Asset Allocation Fund

The Advisors' Inner Circle Fund III/Investor Servicing Shares - PDAVX

Annual Shareholder Report: October 31, 2024

PBI-AR-TSR-2024-2

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$734,463	None	None	$717,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$559,700(2)	None	None	$807,756(2)
(d)	All Other Fees	None	None	$10,530(4)	None	None	$7,535(4)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$113,052	None	None	$137,200	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$30,000	None	None	$30,624	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$45,000	None	None	$363,625	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	$154,000(3)	None	None	$282,908(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2024	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2024	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2024	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2024	FYE October 31,2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $570,230 and $815,291 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $154,000 and $282,908 for 2024 and 2023, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

The Advisors' Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

ANNUAL FINANCIALS AND OTHER INFORMATION
OCTOBER 31, 2024

Investment Adviser:

PineBridge Investments LLC

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedule of Investments	1
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	59
Notice to Shareholders (Unaudited)	61
Approval of Investment Advisory Agreement (Form N-CSR Item 11) (Unaudited)	62

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 77.5%

	Shares	Value
Australia — 0.2%
Paladin Energy *	9,565	$62,972
WiseTech Global	1,473	113,094
Xero *	1,249	121,347
		297,413
Austria — 0.0%
Verbund	295	24,294

Belgium — 0.1%
UCB	396	76,249

Brazil — 0.3%
Hapvida Participacoes e Investimentos *	58,700	35,641
Itau Unibanco Holding ADR	6,902	41,757
MercadoLibre *	30	61,115
Raia Drogasil	9,258	39,156
Rumo	35,993	123,466
TIM	26,515	76,001
		377,136
Canada — 0.0%
Algonquin Power & Utilities	1,915	9,256
Northland Power	725	11,018
RB Global	477	40,415
		60,689
China — 2.3%
Agricultural Bank of China, Cl A	118,400	78,753
Alibaba Group Holding	17,813	217,894
Anhui Conch Cement, Cl A	15,400	57,916
Baidu ADR *	1,131	103,181
Baoshan Iron & Steel, Cl A	62,000	56,898
Beijing Career International, Cl A	15,800	43,531
China Minsheng Banking, Cl A	79,700	42,349
China State Construction Engineering, Cl A	105,200	89,103
China Vanke, Cl A *	25,200	32,950
Contemporary Amperex Technology, Cl A	600	20,824
Fujian Sunner Development, Cl A	27,800	55,907
Gree Electric Appliances of Zhuhai, Cl A	11,500	70,360
Guangdong Haid Group, Cl A	11,200	69,087
Guangxi LiuYao Group, Cl A	10,500	26,697
Han's Laser Technology Industry Group, Cl A	13,500	48,882
Huadong Medicine, Cl A	13,600	63,161

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
China — continued
Industrial & Commercial Bank of China, Cl A	69,300	$58,879
Industrial Bank, Cl A	33,600	86,370
Inner Mongolia Yili Industrial Group, Cl A	15,100	59,343
Jiangsu Hengrui Pharmaceuticals, Cl A	7,400	48,543
Kweichow Moutai, Cl A	300	64,434
LONGi Green Energy Technology, Cl A	17,800	49,436
Luxshare Precision Industry, Cl A	14,100	83,073
Nantong Jianghai Capacitor, Cl A	29,700	62,081
PDD Holdings ADR *	640	77,178
Ping An Insurance Group of China, Cl A	4,500	35,405
SAIC Motor, Cl A	30,100	54,458
Sailun Group, Cl A	14,100	28,714
SDIC Power Holdings, Cl A	5,200	11,119
Sieyuan Electric, Cl A	5,700	61,214
Sungrow Power Supply, Cl A	14,705	187,423
Suzhou Gold Mantis Construction Decoration, Cl A	47,600	24,292
Trip.com Group ADR *	2,460	158,424
Wanhua Chemical Group, Cl A	4,100	43,406
Weifu High-Technology Group, Cl A	40,900	102,082
Wellhope Foods, Cl A *	26,600	30,641
Yifeng Pharmacy Chain, Cl A	7,000	23,351
YTO Express Group, Cl A	32,100	74,069
Yutong Bus, Cl A	28,800	98,086
Zhejiang Dahua Technology, Cl A	16,900	38,980
Zhejiang Sanhua Intelligent Controls, Cl A	11,200	34,309
Zhongji Innolight, Cl A	2,200	43,471
		2,716,274
Finland — 0.1%
Fortum	5,144	75,950

France — 0.8%
Cie de Saint-Gobain	2,522	228,707
Engie	1,476	24,740
Legrand	3,372	380,592
Schneider Electric	430	111,391
STMicroelectronics	3,941	107,126
Vinci	704	78,862
		931,418
Germany — 0.4%
E.ON	1,666	22,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
Germany — continued
Infineon Technologies	3,626	$114,671
RWE	637	20,645
SAP	1,213	283,217
		441,016
Greece — 0.1%
JUMBO	2,156	57,543
Piraeus Financial Holdings	19,597	73,838
		131,381
Hong Kong — 0.9%
China Construction Bank, Cl H	199,054	154,513
China Everbright Bank, Cl H	183,000	61,858
China Railway Group, Cl H	92,000	45,910
China Railway Signal & Communication, Cl H	140,000	57,706
Geely Automobile Holdings	60,087	105,627
Haitong Securities, Cl H	37,600	31,317
Kingsoft	5,000	17,231
Lenovo Group	63,831	84,170
Meituan, Cl B *	8,151	192,611
Ping An Insurance Group of China, Cl H	11,473	71,084
Tencent Holdings	5,864	305,762
		1,127,789
Hungary — 0.2%
OTP Bank Nyrt	2,483	123,618
Richter Gedeon Nyrt	5,726	165,497
		289,115
India — 5.7%
AIA Engineering	2,216	100,511
Amara Raja Energy & Mobility	9,570	157,674
Angel One	1,750	63,168
Bajaj Auto	1,754	204,857
Bajaj Finance	1,790	146,208
Bank of Baroda	177,187	526,919
Bank of India	158,700	204,262
Bharat Electronics	27,300	92,154
Canara Bank	69,500	84,449
Caplin Point Laboratories	2,400	57,947
Central Depository Services India	4,000	73,310
Chaman Lal Setia Exports	8,671	32,411
CMS Info Systems	10,400	66,248
Deepak Nitrite	900	28,168

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
India — continued
Dhanuka Agritech	2,000	$37,351
Dodla Dairy	4,470	63,039
eClerx Services	4,400	151,920
Electronics Mart India *	20,000	45,346
Emami	26,700	222,840
General Insurance Corp of India	14,500	63,331
GHCL	2,000	14,139
Gland Pharma	3,100	60,822
Granules India	5,800	39,205
HDFC Bank	37,463	770,041
Hero MotoCorp	1,830	108,209
Hindustan Unilever	1,855	55,694
Honasa Consumer *	15,782	73,797
ICICI Bank	11,183	171,542
ICICI Bank ADR	7,000	212,870
Indian Bank	57,000	401,203
InterGlobe Aviation *	750	36,030
Just Dial *	4,500	60,592
KSB	8,000	76,017
National Aluminium	88,000	236,410
NHPC	64,500	63,150
Orchid Pharma *	1,400	24,184
Petronet LNG	27,000	106,545
PG Electroplast	18,400	138,780
Polycab India	2,450	187,905
Punjab National Bank	121,400	141,006
Rategain Travel Technologies, Cl A *	6,483	57,811
Reliance Industries	5,556	87,851
Shree Cement	1,250	371,804
State Bank of India	10,600	103,151
Stylam Industries	2,000	54,128
Sun Pharmaceutical Industries	3,850	84,489
Tata Consultancy Services	7,518	353,625
Union Bank of India	163,000	226,040
Updater Services *	13,500	65,471
Varun Beverages	6,000	42,653
		6,847,277
Indonesia — 0.2%
Bank Central Asia	169,518	110,708
Bank Negara Indonesia Persero	295,889	98,690
		209,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
Ireland — 0.1%
Kerry Group, Cl A	1,631	$162,897

Italy — 0.1%
Enel	3,225	24,459
ERG	885	19,875
Prysmian	1,062	74,950
Terna - Rete Elettrica Nazionale	2,778	24,062
		143,346
Japan — 10.6%
Advantest	8,100	468,987
Ajinomoto	4,900	188,237
Asahi Group Holdings	17,000	204,090
Asics	5,400	94,321
Astellas Pharma	13,700	160,404
Chiba Bank	11,200	81,734
Chugai Pharmaceutical	9,351	444,935
CMK	4,300	11,384
Concordia Financial Group	52,500	260,048
Dai-ichi Life Holdings	13,900	346,532
Fuji Electric	5,100	259,732
Fuji Oil Holdings	7,300	157,141
FUJIFILM Holdings	9,300	221,231
Fujikura	4,600	169,065
Fujitsu	5,700	109,587
Fukuoka Financial Group	3,300	75,278
GS Yuasa	9,100	160,995
Hitachi	34,516	867,210
Hoya	900	120,415
Insource	17,700	110,921
ITOCHU	8,200	405,636
Japan Post Bank	18,600	166,123
Japan Post Insurance	5,000	82,391
JCR Pharmaceuticals	20,300	90,775
JMDC	4,100	114,257
Keyence	1,437	648,682
Kyoto Financial Group	5,500	80,720
Lasertec	700	94,987
M&A Capital Partners	9,600	136,167
MINEBEA MITSUMI	9,900	174,284
Mitsubishi Gas Chemical	9,500	165,105
Mitsubishi UFJ Financial Group	55,700	587,092

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
Japan — continued
Mitsui Fudosan	22,100	$188,565
Mizuho Financial Group	8,600	178,631
Morinaga Milk Industry	900	20,929
NEC	3,100	263,780
Nippon Telegraph & Telephone	473,200	456,560
Nitori Holdings	1,400	178,297
Obic	3,100	101,300
Oracle Japan	1,100	105,229
Osaka Soda	10,600	111,335
Pan Pacific International Holdings	7,100	176,139
Raito Kogyo	4,900	71,491
Rengo	34,400	208,359
Resona Holdings	17,300	114,141
Rohto Pharmaceutical	7,100	159,660
Shikoku Kasei Holdings	2,400	32,251
Shin-Etsu Chemical	7,400	271,165
Shizuoka Financial Group	9,700	77,402
SKY Perfect JSAT Holdings	26,800	153,065
Sony Group	20,000	351,950
Sumitomo Mitsui Financial Group	24,800	526,121
Sumitomo Mitsui Trust Holdings	5,400	118,424
Suzuki Motor	16,500	163,735
T&D Holdings	6,100	97,370
Takasago Thermal Engineering	5,000	160,346
Tokyo Electron	900	132,438
Tokyu	13,000	160,269
Toyo Suisan Kaisha	2,500	146,859
Toyota Motor	25,900	446,267
Treasure Factory	6,300	55,218
Trend Micro	4,000	209,290
		12,695,052
Mexico — 0.1%
Gentera	30,863	39,486
Grupo Mexico	17,772	93,250
		132,736
Netherlands — 0.6%
Argenx ADR *	345	202,273
ASM International	565	315,556
ASML Holding	333	224,153
		741,982

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
Poland — 0.1%
Allegro.eu *	7,127	$62,714

Portugal — 0.1%
EDP	5,672	22,330
EDP Renovaveis	1,510	20,466
Galp Energia SGPS	3,441	58,813
		101,609
South Africa — 0.0%
FirstRand	12,683	55,725

South Korea — 0.5%
Samsung Electronics	3,260	138,423
SK Hynix	2,566	335,925
Woori Financial Group	6,840	76,150
		550,498
Spain — 0.1%
Acciona	187	23,998
Endesa	1,184	25,552
Iberdrola	1,765	26,218
Redeia	1,319	24,422
		100,190
Switzerland — 0.2%
ABB	1,840	102,251
VAT Group	217	90,357
		192,608
Taiwan — 1.4%
Delta Electronics	4,878	60,248
Hon Hai Precision Industry	20,316	130,220
Largan Precision	868	60,795
MediaTek	5,023	195,536
Taiwan Semiconductor Manufacturing	37,935	1,189,622
		1,636,421
Turkey — 0.0%
Akbank	28,059	41,481

United Kingdom — 1.0%
ARM Holdings ADR *	1,230	173,799
Coats Group	61,166	75,062
Hikma Pharmaceuticals	4,021	96,303
Sage Group	9,217	115,193
Spirax Group	2,809	234,470

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
United Kingdom — continued
SSE	958	$21,769
Weir Group	12,969	349,258
Yellow Cake *	10,892	76,038
		1,141,892
United States — 51.3%
Communication Services — 2.1%
Alphabet, Cl A	3,573	611,376
Alphabet, Cl C	315	54,397
AT&T	9,760	219,990
Comcast, Cl A	10,704	467,444
Frontier Communications Parent *	818	29,227
Iridium Communications	910	26,690
Meta Platforms, Cl A	672	381,414
Netflix *	330	249,490
New York Times, Cl A	748	41,768
Nexstar Media Group, Cl A	153	26,916
Spotify Technology *	303	116,685
TEGNA	1,570	25,795
TKO Group Holdings, Cl A *	215	25,106
Trade Desk, Cl A *	996	119,729
Yelp, Cl A *	1,411	48,172
ZoomInfo Technologies, Cl A *	1,817	20,078
		2,464,277
Consumer Discretionary — 2.7%
Abercrombie & Fitch, Cl A *	173	22,800
Airbnb, Cl A *	742	100,014
Amazon.com *	1,170	218,088
Aramark	4,599	173,980
Booking Holdings	31	144,964
Brunswick	266	21,211
Burlington Stores *	256	63,429
Churchill Downs	256	35,866
Columbia Sportswear	317	25,509
Crocs *	264	28,464
Dick's Sporting Goods	236	46,197
Dillard's, Cl A	178	66,131
Domino's Pizza	208	86,056
Duolingo, Cl A *	128	37,500
eBay	1,998	114,905
Five Below *	305	28,911

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Consumer Discretionary — continued
Floor & Decor Holdings, Cl A *	437	$45,033
GameStop, Cl A *	1,099	24,376
Gap	933	19,378
Grand Canyon Education *	136	18,647
H&R Block	562	33,568
Harley-Davidson	912	29,138
Home Depot	705	277,594
KB Home	354	27,789
Lear	341	32,654
Light & Wonder, Cl A *	371	34,792
Lithia Motors, Cl A	121	40,217
Lowe's	1,205	315,505
Lululemon Athletica *	337	100,392
Macy's	1,459	22,381
Mattel *	1,517	30,916
Murphy USA	87	42,495
NIKE, Cl B	1,827	140,916
Ollie's Bargain Outlet Holdings *	226	20,754
O'Reilly Automotive *	64	73,801
Planet Fitness, Cl A *	475	37,297
Pool	103	37,249
PVH	337	33,181
Service International	645	52,664
Taylor Morrison Home, Cl A *	403	27,605
Tempur Sealy International	643	30,806
Texas Roadhouse, Cl A	175	33,446
Thor Industries	247	25,708
TJX	167	18,876
Toll Brothers	322	47,154
TopBuild *	126	44,526
Travel + Leisure	611	29,212
Vail Resorts	258	42,748
Valvoline *	769	30,975
Visteon *	247	22,292
Whirlpool	337	34,883
Williams-Sonoma	554	74,308
Wingstop	111	31,934
Wyndham Hotels & Resorts	443	39,126
YETI Holdings *	533	18,767
		3,257,128

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Consumer Staples — 1.5%
Altria Group	705	$38,394
BellRing Brands *	454	29,887
BJ's Wholesale Club Holdings *	543	46,008
Casey's General Stores	198	78,016
Celsius Holdings *	582	17,507
Coca-Cola	2,768	180,778
Costco Wholesale	64	55,948
Darling Ingredients *	863	33,752
elf Beauty *	230	24,208
Flowers Foods	1,067	23,719
Ingredion	415	55,095
Kroger	465	25,933
Performance Food Group *	639	51,919
Philip Morris International	357	47,374
Procter & Gamble	1,657	273,703
Sprouts Farmers Market *	432	55,482
Target	575	86,273
US Foods Holding *	999	61,588
Walmart	7,678	629,212
		1,814,796
Energy — 1.3%
Antero Midstream	1,608	23,107
Antero Resources *	1,325	34,291
Cameco	1,623	84,753
ChampionX	893	25,200
Chesapeake Energy	807	68,369
Chevron	888	132,152
Chord Energy	183	22,893
Civitas Resources	360	17,564
CNX Resources *	820	27,905
ConocoPhillips	322	35,272
Denison Mines *	38,096	80,002
DT Midstream	543	48,951
EOG Resources	109	13,294
Exxon Mobil	2,409	281,323
HF Sinclair	569	21,969
Marathon Petroleum	639	92,955
Murphy Oil	686	21,595
NexGen Energy *	11,244	82,756
NOV	1,768	27,422

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Energy — continued
Ovintiv	1,210	$47,432
Permian Resources, Cl A	2,039	27,792
Range Resources	1,195	35,886
Texas Pacific Land	72	83,952
Uranium Energy *	12,235	90,784
Valero Energy	345	44,767
Weatherford International	298	23,542
		1,495,928
Financials — 10.5%
Affiliated Managers Group	181	35,096
Ally Financial	1,137	39,852
Ameriprise Financial	32	16,330
Annaly Capital Management ‡	2,203	41,879
Associated Banc-Corp	1,359	32,263
Bank of America	31,214	1,305,369
Bank OZK	515	22,531
Cadence Bank	976	32,628
Carlyle Group	850	42,526
Citigroup	8,959	574,899
CME Group, Cl A	1,167	262,995
CNO Financial Group	760	26,144
Columbia Banking System	1,003	28,596
Commerce Bancshares	694	43,375
East West Bancorp	571	55,667
Equitable Holdings	1,225	55,542
Erie Indemnity, Cl A	68	30,521
Essent Group	366	21,964
Evercore, Cl A	357	94,309
Fidelity National Financial	795	47,835
Fidelity National Information Services	2,166	194,355
First American Financial	609	39,067
First Horizon	2,124	36,809
Glacier Bancorp	884	46,101
Goldman Sachs Group	2,041	1,056,809
Hanover Insurance Group	236	35,006
Interactive Brokers Group, Cl A	383	58,438
Invesco	3,687	63,933
Janus Henderson Group	1,133	46,804
Jefferies Financial Group	631	40,371
JPMorgan Chase	15,883	3,524,755

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Financials — continued
Kinsale Capital Group	83	$35,533
MarketAxess Holdings	422	122,135
Mastercard, Cl A	847	423,153
MGIC Investment	1,180	29,547
Morgan Stanley	5,996	697,035
Morningstar	102	33,461
Old National Bancorp	1,510	29,083
Old Republic International	910	31,786
PayPal Holdings *	1,329	105,390
Pinnacle Financial Partners	403	42,496
Primerica	158	43,736
Progressive	1,111	269,784
Reinsurance Group of America	228	48,126
RenaissanceRe Holdings	168	44,083
RLI	230	35,873
Selective Insurance Group	535	48,589
SLM	1,103	24,299
SouthState	411	40,085
State Street	3,531	327,677
Stifel Financial	320	33,158
Synovus Financial	899	44,833
T Rowe Price Group	794	87,229
Truist Financial	3,502	150,761
UMB Financial	313	34,345
United Bankshares	858	32,329
Unum Group	569	36,518
Valley National Bancorp	3,668	34,736
Visa, Cl A	1,533	444,340
Voya Financial	501	40,230
Webster Financial	805	41,699
Wells Fargo	16,240	1,054,301
Western Union	2,021	21,746
WEX *	239	41,251
Willis Towers Watson	308	93,075
Zions Bancorp	743	38,681
		12,613,872
Health Care — 3.0%
Abbott Laboratories	2,723	308,707
Acadia Healthcare *	530	22,626
Alcon	2,194	201,738

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Health Care — continued
Amedisys *	215	$20,339
Avantor *	2,588	57,894
BioMarin Pharmaceutical *	756	49,813
Bristol-Myers Squibb	392	21,862
Bruker	471	26,663
Charles River Laboratories International *	667	119,113
Chemed	62	33,495
Cigna Group	52	16,370
CVS Health	224	12,647
Cytokinetics *	511	26,061
Danaher	351	86,227
DENTSPLY SIRONA	1,274	29,519
Edwards Lifesciences *	216	14,474
Elevance Health	198	80,340
Encompass Health	505	50,227
Exelixis *	1,086	36,055
Gilead Sciences	175	15,543
Globus Medical, Cl A *	454	33,387
Haemonetics *	315	22,415
Halozyme Therapeutics *	547	27,662
HealthEquity *	386	32,906
IDEXX Laboratories *	628	255,546
Illumina *	650	93,691
Intuitive Surgical *	61	30,734
Jazz Pharmaceuticals *	322	35,430
Johnson & Johnson	2,407	384,783
Lantheus Holdings *	302	33,172
Medpace Holdings *	87	27,337
Merck	1,870	191,338
Mettler-Toledo International *	56	72,338
Neurocrine Biosciences *	422	50,754
Option Care Health *	856	19,722
Penumbra *	202	46,232
Repligen *	253	33,970
Sarepta Therapeutics *	351	44,226
Tenet Healthcare *	345	53,482
Thermo Fisher Scientific	485	264,965
United Therapeutics *	181	67,689
UnitedHealth Group	367	207,171
Veeva Systems, Cl A *	655	136,784

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Health Care — continued
Vertex Pharmaceuticals *	274	$130,419
		3,525,866
Industrials — 5.2%
Acuity Brands	179	53,824
Advanced Drainage Systems	273	40,917
AECOM	541	57,779
AGCO	330	32,947
Allegion	1,890	263,901
Applied Industrial Technologies	149	34,507
Automatic Data Processing	109	31,527
Booz Allen Hamilton Holding, Cl A	670	121,712
Broadridge Financial Solutions	804	169,531
BWX Technologies	1,183	144,030
CACI International, Cl A *	89	49,178
Carlisle	164	69,246
Caterpillar	330	124,146
Chart Industries *	187	22,575
Cintas	421	86,646
Clean Harbors *	132	30,526
Comfort Systems USA	149	58,265
Core & Main, Cl A *	765	33,874
Crane	219	34,444
Curtiss-Wright	141	48,639
Donaldson	686	50,188
Eaton	337	111,743
EMCOR Group	311	138,728
Emerson Electric	119	12,884
ExlService Holdings *	982	40,920
Exponent	207	19,537
Fastenal	301	23,532
FedEx	245	67,093
Flowserve	662	34,848
Fluor *	588	30,741
Fortune Brands Innovations	788	65,664
FTI Consulting *	166	32,383
GATX	279	38,435
GE Vernova *	323	97,436
Generac Holdings *	278	46,023
General Electric	873	149,964
Graco	814	66,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Industrials — continued
GXO Logistics *	635	$37,979
Hexcel	460	26,997
Honeywell International	1,801	370,430
Hubbell, Cl B	122	52,098
Illinois Tool Works	306	79,906
ITT	362	50,723
KBR	788	52,804
Knight-Swift Transportation Holdings, Cl A	690	35,935
Landstar System	503	88,412
Lennox International	147	88,578
Lincoln Electric Holdings	256	49,295
Lockheed Martin	32	17,474
MasTec *	1,292	158,774
MSA Safety	211	35,015
NuScale Power *	7,484	143,244
nVent Electric	1,238	92,318
Old Dominion Freight Line	476	95,828
Owens Corning	362	63,998
Parker-Hannifin	174	110,328
Paychex	996	138,773
Paylocity Holding *	247	45,589
Quanta Services	511	154,133
Regal Rexnord	266	44,300
Republic Services, Cl A	322	63,756
Rockwell Automation	765	204,033
Ryder System	273	39,934
Saia *	104	50,815
Simpson Manufacturing	164	29,486
Sunrun *	2,655	38,365
Terex	398	20,581
Tetra Tech	959	46,876
Toro	545	43,862
Trane Technologies	269	99,573
Trex *	371	26,285
UFP Industries	175	21,410
Union Pacific	1,048	243,209
United Parcel Service, Cl B	695	93,172
United Rentals	129	104,851
Valmont Industries	94	29,298
Vertiv Holdings, Cl A	600	65,574

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Industrials — continued
Watsco	126	$59,599
Watts Water Technologies, Cl A	207	39,452
WESCO International	196	37,626
Westinghouse Air Brake Technologies	1,148	215,801
Woodward	290	47,586
WW Grainger	30	33,277
XPO *	428	55,867
		6,277,852
Information Technology — 20.9%
Accenture, Cl A	1,401	483,093
Adobe *	835	399,197
Advanced Micro Devices *	1,920	276,614
Akamai Technologies *	2,582	260,988
Amphenol, Cl A	1,352	90,611
Analog Devices	773	172,464
Appfolio, Cl A *	113	23,489
Apple	1,972	445,494
Applied Materials	934	169,596
AppLovin, Cl A *	3,111	526,972
Arista Networks *	474	183,172
ASGN *	309	28,459
Aspen Technology *	155	36,383
Atlassian, Cl A *	805	151,775
Autodesk *	544	154,387
Avnet	816	44,235
Belden	262	29,834
Blackbaud *	315	23,786
Broadcom	7,210	1,224,042
Cadence Design Systems *	630	173,956
CCC Intelligent Solutions Holdings *	19,099	198,821
Check Point Software Technologies *	1,461	253,060
Ciena *	658	41,790
Cirrus Logic *	266	29,212
Cisco Systems	4,408	241,426
Cloudflare, Cl A *	3,981	349,173
Cognex	699	28,121
Coherent *	533	49,270
CommVault Systems *	185	28,895
Crowdstrike Holdings, Cl A *	1,916	568,803
CyberArk Software *	859	237,531

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Information Technology — continued
Datadog, Cl A *	3,222	$404,168
DocuSign, Cl A *	1,778	123,358
Dolby Laboratories, Cl A	454	33,097
Dropbox, Cl A *	1,204	31,123
Dynatrace *	6,041	325,006
Enphase Energy *	401	33,299
First Solar *	213	41,424
Fortinet *	8,067	634,550
Gartner *	27	13,567
Gen Digital	12,308	358,286
GLOBALFOUNDRIES *	2,765	100,922
GoDaddy, Cl A *	795	132,606
Guidewire Software *	672	125,167
HubSpot *	243	134,814
International Business Machines	913	188,735
Intuit	358	218,487
KLA	228	151,900
Kyndryl Holdings *	935	21,402
Lam Research	2,211	164,388
Lattice Semiconductor *	752	38,096
Littelfuse	130	31,802
Manhattan Associates *	695	183,035
Marvell Technology	2,113	169,272
Microchip Technology	1,710	125,463
Micron Technology	1,592	158,643
Microsoft	9,864	4,008,236
MKS Instruments	334	33,176
Monday.com *	444	130,478
MongoDB, Cl A *	467	126,277
Motorola Solutions	676	303,761
Novanta *	200	34,048
Nutanix, Cl A *	2,027	125,877
NVIDIA	24,143	3,205,225
Okta, Cl A *	3,247	233,427
ON Semiconductor *	1,616	113,912
Onto Innovation *	232	46,013
Oracle	3,640	610,938
Palantir Technologies, Cl A *	3,433	142,675
Palo Alto Networks *	1,892	681,744
Power Integrations	409	24,716

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Information Technology — continued
Pure Storage, Cl A *	3,502	$175,275
QUALCOMM	3,054	497,100
Rambus *	599	28,644
Roper Technologies	449	241,441
Salesforce	969	282,338
Samsara, Cl A *	2,347	112,163
SentinelOne, Cl A *	8,730	225,147
ServiceNow *	501	467,428
Silicon Laboratories *	247	25,653
Snowflake, Cl A *	1,158	132,962
SolarEdge Technologies *	1,660	28,320
Super Micro Computer *	3,697	107,620
Synopsys *	815	418,592
TD SYNNEX	239	27,569
TE Connectivity	1,868	275,381
Teradata *	714	23,012
Texas Instruments	1,208	245,417
Twilio, Cl A *	1,755	141,541
Universal Display	166	29,933
Varonis Systems, Cl B *	3,681	185,412
Workday, Cl A *	637	148,962
Zoom Video Communications, Cl A *	1,831	136,849
Zscaler *	1,754	317,106
		24,961,627
Materials — 0.8%
Alcoa	771	30,909
AptarGroup	307	51,548
Axalta Coating Systems *	1,419	53,809
Berry Global Group	556	39,170
Cabot	309	33,320
Chemours	869	15,781
Cleveland-Cliffs *	1,849	24,000
Commercial Metals	639	34,378
Crown Holdings	486	45,465
DuPont de Nemours	1,136	94,277
Graphic Packaging Holding	1,442	40,751
Knife River *	285	27,736
Linde	412	187,934
Louisiana-Pacific	281	27,791
Olin	624	25,603

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Materials — continued
Reliance	219	$62,709
Royal Gold	322	47,031
RPM International	547	69,529
Sonoco Products	577	30,304
Southern Copper	291	31,879
		973,924
Real Estate — 2.6%
Agree Realty ‡	396	29,403
American Homes 4 Rent, Cl A ‡	1,044	36,791
American Tower ‡	1,503	320,951
Brixmor Property Group ‡	1,227	33,068
COPT Defense Properties ‡	1,057	34,035
Cousins Properties ‡	1,370	41,963
Crown Castle ‡	2,506	269,370
CubeSmart ‡	1,110	53,102
Digital Realty Trust ‡	1,815	323,487
EastGroup Properties ‡	245	41,964
Equinix ‡	379	344,162
Equity LifeStyle Properties ‡	515	36,112
First Industrial Realty Trust ‡	569	29,867
Healthcare Realty Trust, Cl A ‡	1,591	27,333
Healthpeak Properties ‡	4,096	91,955
Iron Mountain ‡	2,057	254,513
Jones Lang LaSalle *	601	162,847
Kilroy Realty ‡	705	28,355
NNN REIT ‡	694	30,147
Omega Healthcare Investors ‡	1,180	50,115
PotlatchDeltic ‡	984	40,905
Prologis ‡	2,794	315,554
Rayonier ‡	1,065	33,260
Rexford Industrial Realty ‡	5,276	226,288
SBA Communications, Cl A ‡	951	218,226
WP Carey ‡	1,010	56,277
		3,130,050
Utilities — 0.7%
Brookfield Renewable, Cl A	433	13,241
Clearway Energy, Cl C	454	12,885
Constellation Energy	1,789	470,435
Essential Utilities	1,393	53,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
United States — continued
Utilities — continued
IDACORP, Rights	602	$62,295
MDU Resources Group	1,438	41,486
National Fuel Gas	464	28,086
New Jersey Resources	805	36,942
NextEra Energy	160	12,680
ONE Gas	701	49,960
Portland General Electric	841	39,863
UGI	1,693	40,480
		862,123
		61,377,443
TOTAL COMMON STOCK
(Cost $71,977,357)		92,741,993

CORPORATE OBLIGATIONS — 5.4%
	Face Amount(1)
Australia — 0.2%
APA Infrastructure
5.750%, 09/16/2044(A)	$32,000	31,381
Scentre Group Trust 2
5.125%, H15T5Y + 4.685%, 09/24/2080(B)	200,000	196,055
		227,436
China — 1.3%
Fortune Star BVI
5.950%, 10/19/2025	267,000	262,041
GLP China Holdings MTN
2.950%, 03/29/2026	200,000	181,287
Health & Happiness H&H International Holdings
13.500%, 06/26/2026	200,000	213,094
Huarong Finance 2019 MTN
4.250%, H15T5Y + 6.979%, (B) (C)	200,000	196,696
New Metro Global
4.800%, 12/15/2024	200,000	195,000
Vanke Real Estate Hong Kong MTN
3.975%, 11/09/2027	200,000	131,100
Yanlord Land HK
5.125%, 05/20/2026	365,000	342,837
		1,522,055

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value
Hong Kong — 1.0%
Bank of East Asia MTN
5.825%, H15T5Y + 5.527%, (B) (C)	$250,000	$248,375
LS Finance 2025
4.500%, 06/26/2025	400,000	387,000
Melco Resorts Finance
5.250%, 04/26/2026	200,000	196,168
NWD Finance BVI
5.250%, H15T5Y + 7.889%, (B) (C)	200,000	167,000
4.800%, (C)	200,000	89,300
Yuexiu REIT MTN
2.650%, 02/02/2026	200,000	188,658
		1,276,501
India — 0.8%
Clean Renewable Power Mauritius Pte
4.250%, 03/25/2027	167,500	160,228
Greenko Dutch
3.850%, 03/29/2026	223,750	215,471
India Cleantech Energy
4.700%, 08/10/2026	205,250	198,990
India Green Power Holdings
4.000%, 02/22/2027	233,325	221,190
SAEL
7.800%, 07/31/2031(A)	200,000	202,439
		998,318
Indonesia — 0.5%
Indika Energy
8.750%, 05/07/2029(A)	250,000	257,061
Medco Bell Pte
6.375%, 01/30/2027	230,000	228,896
Minejesa Capital BV
5.625%, 08/10/2037	200,000	188,151
		674,108
Japan — 0.3%
Rakuten Group
5.125%, H15T5Y + 4.578%, (B) (C)	350,000	335,125

Macau — 0.5%
Champion Path Holdings
4.850%, 01/27/2028	200,000	187,500
MGM China Holdings
5.250%, 06/18/2025	200,000	198,524

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value
Macau — continued
Studio City Finance
6.500%, 01/15/2028	$230,000	$221,520
		607,544

Mongolia — 0.2%
Mongolian Mining
12.500%, 09/13/2026	200,000	217,000

Nigeria — 0.2%
IHS Netherlands Holdco
8.000%, 09/18/2027	200,000	199,802

Singapore — 0.2%
GLP Pte MTN
3.875%, 06/04/2025	250,000	243,743

United Kingdom — 0.2%
Standard Chartered
7.750%, H15T5Y + 4.976%, (B) (C)	200,000	205,706

TOTAL CORPORATE OBLIGATIONS
(Cost $6,259,414)		6,507,338

EXCHANGE TRADED FUNDS — 4.5%
	Shares
United States — 4.5%
Invesco DB Precious Metals Fund	36,047	2,399,865
iShares Core S&P Mid-Capital ETF	48,897	3,026,724

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,818,192)		5,426,589

SOVEREIGN DEBT — 0.2%
	Face Amount(1)
Pakistan — 0.2%
Pakistan Government International Bond
6.000%, 04/08/2026	$200,000	187,716

TOTAL SOVEREIGN DEBT
(Cost $188,580)		187,716

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

CONVERTIBLE BOND — 0.2%
	Face Amount(1)	Value
Macau — 0.2%
Wynn Macau
4.500%, 03/07/2029(A)	$200,000	$204,302

TOTAL CONVERTIBLE BONDS
(Cost $214,325)		204,302

U.S. TREASURY OBLIGATIONS — 4.0%

U.S. Treasury Bills
4.670%, 11/19/2024(D)(E)	2,408,000	2,402,434
4.637%, 12/17/2024(D)(E)	2,416,000	2,401,883

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,804,179)		4,804,317

TOTAL INVESTMENTS — 91.8%
(Cost $88,262,047)		$109,872,255

Percentages are based on Net Assets of $119,677,471.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". The total value of such securities as of October 31, 2024 was $695,183 and represents 0.58% of Net Assets.

(B)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.

(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(E)	Interest rate represents the security’s effective yield at the time of purchase.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CNH — Chinese Yuan Offshore

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

H15T5Y — Harmonized Index of Consumer Prices 5 Year

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

REIT — Real Estate investment Trust

S&P— Standard & Poor's

TOPIX- Tokyo Price Index

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2024, is as follows:

Counterparty	Settlement Date		Currency to Deliver	Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/02/24	BRL	2,547,000	USD	444,739	$5,847
Morgan Stanley	12/02/24	USD	460,163	BRL	2,547,000	(21,270)
Morgan Stanley	12/18/24	JPY	484,094,000	USD	3,200,852	(6,404)
Morgan Stanley	12/18/24	GBP	3,411,000	USD	4,409,793	11,919
Morgan Stanley	12/18/24	EUR	6,459,000	USD	6,973,698	(67,085)
Morgan Stanley	12/18/24	INR	294,987,355	USD	3,499,214	(2,122)
Morgan Stanley	12/18/24	USD	17,924,374	EUR	16,072,000	(404,716)
Morgan Stanley	12/18/24	EUR	1,120,000	USD	1,225,268	4,386
Morgan Stanley	12/18/24	JPY	1,425,357,000	USD	9,941,289	497,907
Morgan Stanley	12/18/24	AUD	300,000	USD	202,829	5,305
Morgan Stanley	12/18/24	CNH	14,289,000	USD	2,020,708	7,621
Morgan Stanley	12/18/24	USD	12,920,063	JPY	1,825,157,000	(827,896)
Morgan Stanley	12/18/24	USD	5,937,450	GBP	4,511,000	(121,323)
Morgan Stanley	12/18/24	USD	1,849,854	AUD	2,751,000	(38,555)
Morgan Stanley	12/18/24	USD	206,589	CAD	280,000	(5,152)
Morgan Stanley	12/18/24	USD	148,009	KRW	197,740,000	(3,891)
						$(965,429)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

The open futures contracts held by the Fund at October 31, 2024, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount †	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50	1	12/20/24	$53,624	$52,582	$(1,285)
Euro-Buxl	29	12/6/24	4,255,065	4,175,258	(84,372)
FTSE 100 Index	31	12/20/24	3,407,059	3,248,620	(87,200)
FTSE Taiwan Index	19	11/28/24	1,489,249	1,438,110	(51,139)
S&P Mid Cap 400 Index E-MINI	3	12/20/24	919,897	934,080	14,183
U.S. 5-Year Treasury Note	152	12/31/24	16,676,558	16,299,625	(376,933)
Ultra 10-Year U.S. Treasury Note	30	12/19/24	3,551,661	3,412,500	(139,161)
			$30,353,113	$29,560,775	$(725,907)
Short Contracts
FTSE China A50	(90)	11/28/24	$(1,214,993)	$(1,189,710)	$25,283
IFSC Nifty50 Index	(77)	11/28/24	(3,768,079)	(3,756,599)	11,480
MSCI EAFE Index	(21)	12/20/24	(2,564,255)	(2,467,710)	96,545
MSCI Emerging Markets	(98)	12/20/24	(5,510,930)	(5,519,850)	(8,920)
S&P 500 Index E-MINI	(25)	12/20/24	(7,171,604)	(7,173,125)	(1,521)
TOPIX Index	(53)	12/12/24	(9,513,377)	(9,399,006)	(507,425)
			$(29,743,238)	$(29,506,000)	$(384,558)
			$609,875	$54,775	$(1,110,465)

†	The foreign exchange rate for the contract notional amounts are based on prevailing exchange rates on the date the respective contracts were opened.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

The following is a summary of the level inputs used as of October 31, 2024, in valuing the Fund's investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$297,413	$—	$297,413
Austria	—	24,294	—	24,294
Belgium	—	76,249	—	76,249
Brazil	377,136	—	—	377,136
Canada	60,689	—	—	60,689
China	338,783	2,377,491	—	2,716,274
Finland	—	75,950	—	75,950
France	—	931,418	—	931,418
Germany	—	441,016	—	441,016
Greece	—	131,381	—	131,381
Hong Kong	—	1,127,789	—	1,127,789
Hungary	—	289,115	—	289,115
India	255,523	6,591,754	—	6,847,277
Indonesia	110,708	98,690	—	209,398
Ireland	—	162,897	—	162,897
Italy	—	143,346	—	143,346
Japan	—	12,695,052	—	12,695,052
Mexico	132,736	—	—	132,736
Netherlands	202,273	539,709	—	741,982
Poland	—	62,714	—	62,714
Portugal	—	101,609	—	101,609
South Africa	—	55,725	—	55,725
South Korea	—	550,498	—	550,498
Spain	—	100,190	—	100,190
Switzerland	—	192,608	—	192,608
Taiwan	—	1,636,421	—	1,636,421
Turkey	—	41,481	—	41,481
United Kingdom	173,799	968,093	—	1,141,892
United States	61,377,443	—	—	61,377,443

Total Common Stock	63,029,090	29,712,903	—	92,741,993
Corporate Obligations	—	6,507,338	—	6,507,338
Exchange Traded Funds	5,426,589	—	—	5,426,589
Sovereign Debt	—	187,716	—	187,716
Convertible Bond	—	204,302	—	204,302
U.S. Treasury Obligations	—	4,804,317	—	4,804,317
Total Investments in Securities	$68,455,679	$41,416,576	$—	$109,872,255

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$147,491	$–	$–	$147,491
Unrealized Depreciation	(1,257,956)	–	–	(1,257,956)
Forward Foreign Currency Contracts*
Unrealized Appreciation	–	532,985	–	532,985
Unrealized Depreciation	–	(1,498,414)	–	(1,498,414)
Total Other Financial Instruments	$(1,110,465)	$(965,429)	$–	$(2,075,894)

*	Forward foreign currency contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “— “ are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC

ASSET ALLOCATION FUND

OCTOBER 31, 2024

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $88,262,047)	$109,872,255
Foreign Currency, at Value (Cost $697,082)	715,631
Cash and Cash Equivalents	5,468,344
Cash Pledged as Collateral for Futures Contracts	4,340,391
Cash Pledged as Collateral for Forward Foreign Currency Contracts	930,000
Unrealized Appreciation on Forward Foreign Currency Contracts	532,985
Variation Margin Receivable	304,200
Dividend and Interest Receivable	234,189
Reclaim Receivable	115,462
Receivable for Investment Securities Sold	15,124
Unrealized Appreciation on Foreign Spot Currency Contracts	5
Other Prepaid Expenses	9,522
Total Assets	122,538,108
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	1,498,414
Cash Collateral for Futures due to Broker	729,722
Accrued Foreign Capital Gains Tax on Appreciated Securities	207,297
Payable for Investment Securities Purchased	191,263
Variation Margin Payable	81,653
Payable due to Investment Adviser	30,972
Shareholder Servicing Fees Payable	12,872
Payable due to Administrator	12,705
Chief Compliance Officer Fees Payable	5,640
Payable due to Trustees	205
Payable for Capital Shares Redeemed	145
Other Accrued Expenses and Other Payables	89,749
Total Liabilities	2,860,637

Commitments and Contingencies †

Net Assets	$119,677,471
NET ASSETS CONSIST OF:
Paid-in Capital	$148,083,341
Total Accumulated Losses	(28,405,870)
Net Assets	$119,677,471
Institutional Shares:
Net Assets	$116,588,639
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	10,077,373
Net Asset Value, Offering and Redemption Price Per Share	$11.57
Investor Servicing Shares:
Net Assets	$3,088,832
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	267,304
Net Asset Value, Offering and Redemption Price Per Share	$11.56

†	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC

ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2024
Investment Income:
Dividends	$1,629,457
Interest	2,161,246
Less: Foreign Taxes Withheld	(259,646)
Total Investment Income	3,531,057
Expenses:
Investment Advisory Fees	1,062,660
Administration Fees	174,401
Trustees' Fees	18,590
Chief Compliance Officer Fees	9,899
Shareholder Servicing Fees, Investor Servicing Shares	5,389
Custodian Fees	88,656
Transfer Agent Fees	60,187
Registration and Filing Fees	39,722
Legal Fees	33,160
Audit Fees	28,779
Pricing Fees	14,254
Printing Fees	10,436
Other Expenses	75,661
Total Expenses	1,621,794
Less:
Waiver of Investment Advisory Fees	(553,744)
Net Expenses	1,068,050
Net Investment Income	2,463,007
Net Realized Gain (Loss) on:
Investments (net of Foreign Capital Gains Tax on Appreciated Securities of $(202,553))	11,479,231
Futures Contracts	(2,627,123)
Forward Foreign Currency Contracts	51,045
Foreign Currency Transactions	(6,747)
Net Realized Gain	8,896,406
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	13,474,807
Futures Contracts	(3,502,331)
Foreign Capital Gains Tax on Appreciated Securities	(35,211)
Forward Foreign Currency Contracts	319,677
Foreign Currency Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,252)
Net Change in Unrealized Appreciation (Depreciation)	10,255,690
Net Realized and Unrealized Gain	19,152,096
Net Increase in Net Assets Resulting from Operations	$21,615,103

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC

ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$2,463,007	$8,489,872
Net Realized Gain (Loss)	8,896,406	(14,569,377)
Net Change in Unrealized Appreciation	10,255,690	31,356,306
Net Increase in Net Assets Resulting From Operations	21,615,103	25,276,801
Distributions:
Institutional Shares	(3,011,417)	(27,150)
Investor Servicing Shares	(104,226)	–
Total Distributions	(3,115,643)	(27,150)
Capital Share Transactions:(1)
Institutional Shares
Issued	85,316,512 *	4,606,890
Reinvestment of Distributions	2,886,577	26,296
Redeemed	(95,262,856)	(312,607,660)
Net Institutional Shares Transactions	(7,059,767)	(307,974,474)
Investor Servicing Shares
Issued	22,012	269,766
Reinvestment of Distributions	98,539	–
Redeemed	(984,798)	(1,939,489)
Net Investor Servicing Shares Transactions	(864,247)	(1,669,723)
Net Decrease in Net Assets From Capital Share Transactions	(7,924,014)	(309,644,197)
Total Increase (Decrease)in Net Assets	10,575,446	(284,394,546)
Net Assets:
Beginning of Year	109,102,025	393,496,571
End of Year	$119,677,471	$109,102,025

(1)	See Note 9 in the Notes to Financial Statements.

*	Includes issuances as a result of in-kind transactions. (see Note 13).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Institutional Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$10.36	$9.93	$13.56	$11.08	$10.87
Income (Loss) from Investment Operations:
Net Investment Income*	0.20	0.26	0.14	0.12	0.13
Net Realized and Unrealized Gain (Loss)	1.34	0.17	(3.07)	2.52	0.25

Total from Investment Operations	1.54	0.43	(2.93)	2.64	0.38

Dividends and Distributions:
Net Investment Income	(0.33)	(0.00)^	(0.04)	(0.16)	(0.17)
Net Realized Gains	–	–	(0.66)	–	–

Total Dividends and Distributions	(0.33)	0.00	(0.70)	(0.16)	(0.17)
Net Asset Value, End of Year	$11.57	$10.36	$9.93	$13.56	$11.08
Total Return†	14.96%	4.34%	(22.75)%	23.94%	3.46%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$116,588	$105,556	$388,514	$225,285	$195,263
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.14%	0.98%	0.99%	1.05%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.74%	2.45%	1.26%	0.95%	1.24%
Portfolio Turnover Rate	132%	105%	145%	130%	144%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share data calculated using average shares method.
^	Value is less than $0.005 per share.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Servicing Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$10.34	$9.93	$13.55	$11.07	$10.86
Income (Loss) from Investment Operations:
Net Investment Income*	0.18	0.25	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	1.34	0.16	(3.06)	2.51	0.25

Total from Investment Operations	1.52	0.41	(2.94)	2.63	0.37

Dividends and Distributions:
Net Investment Income	(0.30)	–	(0.02)	(0.15)	(0.16)
Net Realized Gains	–	–	(0.66)	–	–

Total Dividends and Distributions	(0.30)	–	(0.68)	(0.15)	(0.16)
Net Asset Value, End of Year	$11.56	$10.34	$9.93	$13.55	$11.07
Total Return†	14.86%	4.13%	(22.83)%	23.85%	3.34%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$3,089	$3,546	$4,983	$6,742	$17,529
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.81%	0.87%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.31%	1.13%	1.14%	1.11%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.58%	2.30%	1.04%	0.94%	1.11%
Portfolio Turnover Rate	132%	105%	145%	130%	144%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 50 funds. The financial statements herein are those of the PineBridge Dynamic Asset Allocation Fund (the “Fund”). The investment objective of the Fund is to seek total return. The Fund is classified as a diversified investment company. PineBridge Investments LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Shares and Investor Servicing Shares. The Fund commenced operations on March 2, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor when the fair value trigger is met. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2024, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During year ended October 31, 2024, the Fund did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Forward Foreign Currency Contracts — The Fund enters into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year is presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2024.

For the year ended October 31, 2024, the average quarterly balances of forward foreign currency contracts were as follows:

Average Quarterly Notional Contracts Purchased	$34,532,794
Average Quarterly Notional Contracts Sold	$(20,087,221)

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2024. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the Board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2024.

For the year ended October 31, 2024, the average quarterly notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Long	$34,170,914
Average Quarterly Notional Balance Short	$(23,204,088)

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

The fair value of derivative instruments as of October 31, 2024, was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Equity contracts	Unrealized appreciation on futures contracts	$147,491	*	Unrealized depreciation on futures contracts	$657,490	*

Interest rate contracts	Unrealized appreciation on futures contracts	—		Unrealized depreciation on futures contracts	600,466	*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	532,985		Unrealized depreciation on forward foreign currency contracts	1,498,414
Total		$680,476			$2,756,370

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2024, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

		Forward
		Foreign
	Futures	Currency
Derivatives Not Accounted for as Hedging Instruments	Contracts	Contracts	Total
Foreign exchange contracts	$—	$51,045	$51,045
Equity contracts	(6,384,180)	—	(6,384,180)
Interest rate contracts	3,757,057	—	3,757,057
Total	$(2,627,123)	$51,045	$(2,576,078)

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

		Forward
		Foreign
	Futures	Currency
Derivatives Not Accounted for as Hedging Instruments	Contracts	Contracts	Total
Foreign exchange contracts	$—	$319,677	$319,677
Equity contracts	(3,421,008)	—	(3,421,008)
Interest rate contracts	(81,323)	—	(81,323)
Total	$(3,502,331)	$319,677	$(3,182,654)

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

The following is a summary of derivatives subject to master netting agreements and the collateral (received)/pledged by counterparty in connection with the master netting agreements as of October 31, 2024:

	Gross	Gross
	Assets	Liabilities
	Recognized	Recognized
	in the	in the
	Statement	Statement	Net Amount
	of Assets	of Assets	Available	Collateral
	and	and	to be	Pledged or	Net
Counterparty	Liabilities	Liabilities	Offset	(Received) †	Amount ‡
Forward Foreign
Currency Contracts
Morgan Stanley	$532,985	$(1,498,414)	$(965,429)	$930,000	$(35,429)
Total	$532,985	$(1,498,414)	$(965,429)	$930,000	$(35,429)

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡	Represents receivable from/payable to counterparty in the event of default.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2024, the Fund paid $174,401 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2024, the Investor Servicing Shares incurred $5,389 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser had contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Investor Servicing Shares and Institutional Shares until April 30, 2025 (the “Expense Limitation”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2024. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2025. As of October 31, 2024, the fees which were previously waived and/ or reimbursed to the Fund by the Adviser, which may be subject to possible future recapture, up to the expense cap in place at the time the expenses were waived and reimbursed to the Adviser were $990,512, $793,609 and $553,744 expiring in 2025, 2026 and 2027, respectively. During the year ended October 31, 2024, the Fund did not recapture any previously waived fees and/or reimbursed expenses.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended October 31, 2024, were as follows:

Purchases
U.S. Government	$5,774,565
Other	133,631,652

Sales
U.S. Government	$8,391,684
Other	182,619,870

9. Share Transactions:

	Year Ended	Year Ended
	October 31,	October 31,
	2024	2023
Institutional Shares
Issued	7,858,700 *	423,409
Reinvestment of Distributions	260,521	2,485
Redeemed	(8,232,083)	(29,366,995)
Total Institutional Shares Transactions	(112,862)	(28,941,101)
Investor Servicing Shares
Issued	2,016	24,998
Reinvestment of Distributions	8,893	–
Redeemed	(86,497)	(184,072)
Total Investor Servicing Shares Transactions	(75,588)	(159,074)
Net Decrease in Shares Outstanding From Share Transactions	(188,450)	(29,100,175)

*	Includes issuances as a result of in-kind transactions (see Note 13).

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to investments in foreign currency, paydown adjustments, REIT adjustments, passive foreign investment companies, perpetual bond adjustments, GAAP amortized adjustment and India capital gains adjustments.

There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings (Accumulated Losses) as of October 31, 2024.

The tax character of dividends or distributions declared during the years ended October 31:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2024	$3,115,643	$—	$—	$3,115,643
2023	27,150	—	—	27,150

As October 31, 2024 of the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$2,968,941
Capital Loss Carryforwards	(50,447,436)
Unrealized Appreciation	19,149,691
Other Temporary Differences	(77,066)
Total Accumulated Losses	$(28,405,870)

As of October 31, 2024, The Fund has short-term capital losses carried forward of $50,447,436. The Fund utilized $5,410,264 of capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the difference between Federal tax cost and book cost are primarily due to mark-to-market on PFIC securities, GAAP amortization adjustment, perpetual bonds and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2024, were as follows:

	Aggregate	Aggregate
	Gross	Gross
Federal Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Appreciation*
$89,994,129	$23,117,655	$(3,760,670)	$19,356,985

*	The difference in unrealized appreciation is attributable to foreign capital gains tax payable.

11. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Asset Allocation Risk – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market Risk is described elsewhere in this section. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that a security may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Fixed Income Market Risk – The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the value of the Fund's fixed income securities will vary inversely with the direction of prevailing interest rates. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Collateralized Debt Obligations Risk – The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Bond Obligation Risk. The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Sovereign Debt Securities Risk – The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Obligations Risk – The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Portfolio Turnover Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Active Trading Risk – The Fund may actively trade which may result in higher transaction costs to the Fund. Active trading tends to be more pronounced during periods of increased market volatility.

Affiliated Fund Risk – Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in pooled investment vehicles sponsored or managed by the Adviser or its affiliates in lieu of investments directly in portfolio securities, or in lieu of investments in pooled investment vehicles sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in pooled investment vehicles sponsored or managed by the Adviser or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Unregistered Funds Risk – Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

LIBOR Replacement Risk – The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings on a representative basis. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Repurchase Agreements Risk – Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2024

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Securities Lending Risk – Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value (“NAV”) while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

12.	Concentration of Shareholders:

At October 31, 2024, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the individual class shares outstanding, was as follows:

	No. of Shareholder	% Ownership
Institutional Shares	3	91%
Investor Servicing Shares	1	95%

13.	In-Kind Transactions:

During the year ended October 31, 2024, the Institutional Class Shares issued shares of beneficial interest in exchange for cash, securities, and interest receivable. The securities were exchanged at their current fair value on the date of the transaction.

Transaction Date	Shares Issued	Securities at Value	Interest Receivable	Cash
04/30/2024	7,396,598	$51,740,816	$69,873	$28,442,400

14.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

15.	New Accounting Pronouncement:

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”), Segment Reporting (“Topic 280”). ASU 2023-07 clarifies the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items. The guidance requires public entities to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually and also applies to public entities with a single reportable segment. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. The amendments  in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications, if any, of the additional requirements and their impact on a Fund’s financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

16.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of PineBridge Dynamic Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PineBridge Dynamic Asset Allocation Fund (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund III) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles  used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

We have served as the auditor of one or more PineBridge Investments LLC investment companies since 2018.

Philadelphia, Pennsylvania

December 23, 2024

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2024, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)
0.00%	100.00%	0.00%	100.00%	36.34%	77.89%

U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)
13.40%	32.78%	0.00%	0.00%	0.25%

1.	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2024. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2024.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2024. Complete information will be computed and reported with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (FORM N-CSR ITEM 11)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 11–12, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question-and-answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service  providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024 (Unaudited)

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024 (Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND OCTOBER 31, 2024 (Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

PineBridge Investments

Park Avenue Tower

65 East 55th Street

New York, NY 10022

1-877-225-4164

Investment Adviser:

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PBI-AR-001-0900

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors' Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: January 6, 2025